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                                                               Exhibit 23(a)

                 CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this registration statement on Form S-4 of our reports dated February 6, 1998 included or incorporated by reference in HBO & Company's Form 10-K for the year ended December 31, 1997 and to all references to our firm included in this registration statement.


                                    ARTHUR ANDERSEN LLP


Atlanta, Georgia
August 13, 1998